U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                   FORM 8-K/A
                                 Amendment No. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)

                                 April 17, 2002


                              ROYAL PRECISION, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                          Incorporation or Organization)


                0-22889                                 06-1453896
         Commission File Number             (I.R.S. Employer Identification No.}


   535 Migeon Avenue, Torrington, CT                      06790
(Address of Principal Executive Offices)                (Zip code)


                                 (860) 489-9254
              (Registrant's Telephone Number, Including Area Code)


               (Former Name, Former Address and Former Fiscal Year
                          if Changed Since Last Report)


The Registrant hereby amends the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on February 1, 2002 (the "Original February 1 8-K"), to report additional developments relating to its certifying accountant.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Item 4 of the Original February 1 8-K is hereby amended by adding at the end thereof the following:

"As previously reported, on January 25, 2002, Royal Precision, Inc. (the "Company") received a letter from its independent public accountant, Arthur Andersen LLP ("Andersen") stating that the client-auditor relationship between Andersen and the Company will cease upon completion of the quarterly review for the quarter ending February 28, 2002 and the Company filed the Original February 1 8-K with respect to such matter. The Company has yet to engage new accountants and is still in the process of interviewing candidates.

Prior to the due date for filing the Company's Report on Form 10-Q for the quarter ended February 28, 2002, Andersen orally notified the Company that, notwithstanding Andersen's commitment contained in Andersen's January 25 letter, Andersen had subsequently decided not to perform any further accounting services for the Company.

Following the filing of the Company's Report on Form 10-Q for the quarter ended February 28, 2002, the Company received a letter from Andersen (dated April 8, 2002 but not received by the Company until April 17, 2002) stating that Andersen is amending Andersen's January 25, 2002 letter and confirming that the client-auditor relationship between the Company and Andersen is ceasing immediately and that the quarterly review for the quarter ended February 28, 2002 would not be conducted by Andersen. The decision by Andersen reflects its resignation.

The Company has had no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two most recent fiscal years or the subsequent interim periods through the date of cessation of the relationship which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make a reference to the matter in their report.

The Company has requested that Andersen furnish to the Company a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 24, 2002, is filed as Exhibit 99.2 to this report.

The interim financial statements contained in the Company's Report on Form 10-Q for the quarter ended February 28, 2002 have not been reviewed by an independent public accountant. Those financial statements will be reviewed by the Company's new accountants after selection and, if in the opinion of such accountants, any changes are required, the Company will file an amended Report on Form 10-Q in accordance with, and within the time required by, the Commission's Release 34-45589."

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Item 7(c) of the Original February 1 8-K is hereby amended by adding at the end thereof the following:

     "99.2     Letter  from  Arthur   Andersen   LLP  to  Office  of  the  Chief
               Accountant, Securities and Exchange Commission, dated April 24, 2002."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                        ROYAL PRECISION, INC.


Dated: April 24, 2002                   By: /s/ John. C. Lauchnor
                                            ------------------------------------
                                            John C. Lauchnor, President

                                  EXHIBIT INDEX


EXHIBIT                                 DESCRIPTION
-------                                 -----------
99.2           Letter  from  Arthur   Andersen   LLP  to  Office  of  the  Chief
               Accountant, Securities and Exchange Commission, dated April 24, 2002.